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                                                                  EXECUTION COPY

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                            ADMINISTRATION AGREEMENT


                                      among


                    WORLD OMNI AUTO RECEIVABLES TRUST 2003-A


                                   as Issuer,


                           WORLD OMNI FINANCIAL CORP.,


                                as Administrator,


                        WORLD OMNI AUTO RECEIVABLES LLC,


                                   as Seller,


                                       and


                              THE BANK OF NEW YORK


                              as Indenture Trustee


                           Dated as of March 11, 2003


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                            ADMINISTRATION AGREEMENT

                  This ADMINISTRATION AGREEMENT, dated as of March 11, 2003 (as amended from time to time, this "Agreement"), is among WORLD OMNI AUTO RECEIVABLES TRUST 2003-A, a Delaware statutory trust (the "Issuer"), WORLD OMNI FINANCIAL CORP. ("WOFCO" or in its capacity as administrator, the "Administrator"), WORLD OMNI AUTO RECEIVABLES LLC (the "Seller") and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act created by a trust agreement dated as of February 5, 2003 (as amended and restated as of the date hereof, and as may be further amended, supplemented or otherwise modified and in effect from time to time, the "Owner Trust Agreement") among the Seller, as Depositor, U.S. Bank Trust National Association, as Owner Trustee (together with its successors and assigns in such capacity, the "Owner Trustee").

                  WHEREAS, the Issuer is issuing 1.30% Asset-Backed Notes, Class A-1, 1.46% Asset-Backed Notes, Class A-2, 1.98% Asset-Backed Notes, Class A-3, 2.58% Asset-Backed Notes, Class A-4 and 2.35% Asset-Backed Notes, Class B (collectively, the "Notes") pursuant to an Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in, or incorporated by reference into, the Indenture);

                  WHEREAS, the Issuer is issuing Certificates (the "Certificates") pursuant to the Owner Trust Agreement;

                  WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes including (i) the sale and servicing agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Sale and Servicing Agreement"), between the Issuer, the Seller and WOFCO, as servicer (in such capacity, the "Servicer"), (ii) a Letter of Representations, dated as of the date hereof, among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC") relating to the Notes (as amended, supplemented or otherwise modified and in effect from time to time, the "Depository Agreement") and (iii) the Indenture (the Sale and Servicing Agreement, the Depository Agreement, the Owner Trust Agreement and the Indenture being referred to hereinafter collectively as the "Related Agreements");

                  WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (ii) the beneficial ownership interest in the Issuer (the holder of such interest being referred to herein as the "Depositor");

                  WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding

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clause and to provide such additional services consistent with the terms of this
Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

                  WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.      Duties of the Administrator.

                  (a)   Primary Duties of the Administrator.

                        (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Related Agreements. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                              (A)   the preparation of or obtaining of the
                        documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                              (B)   the preparation of or obtaining of the
                        documents and instruments required for execution and authentication of temporary Notes and delivery of the same to the Indenture Trustee (Section 2.03);

                              (C) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.05);

                              (D) the duty to cause the replacement of lost or mutilated Notes upon the request of the Issuer (Section 2.06);

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                              (E)   the fixing or causing to be fixed of any
                        specified record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.08(c));

                              (F) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.10);

                              (G)   the preparation of Definitive Notes in
                        accordance with the instructions of the Clearing Agency (Section 2.13);

                              (H) the maintenance of an office in the Borough of Manhattan, City of New York, for registration and transfer or exchange of Notes (Section 3.02);

                              (I) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                              (J) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                              (K)   the obtaining and preservation of the
                        Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes and the Collateral (Section 3.04);

                              (L)   the preparation of all supplements and
                        amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral (Section 3.05);

                              (M) the delivery of an Opinion of Counsel on the Closing Date and annual Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                              (N) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                              (O) the notification of the Indenture Trustee and each Rating Agency of a Servicer Default under the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing

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                        Agreement with respect to the Receivables, the taking of
                        all reasonable steps available to remedy such failure (Section 3.07(d));

                              (P) the Issuer's duty to use all reasonable efforts to cause the Servicer to comply with Sections 4.09, 4.10, 4.11, 5.07(b) and Article IX of the Sale and Servicing Agreement (Section 3.14);

                              (Q)   the delivery of written notice to the
                        Indenture Trustee, Owner Trustee and each Rating Agency of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.19);

                              (R) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                              (S) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                              (T) the preparation of any written instruments required to give effect to the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                              (U) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                              (V) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                              (W)   the preparation and delivery of Issuer
                        Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                              (X) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent

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                        Certificates, if necessary, for the release of the Trust
                        Estate (Sections 8.04 and 8.05);

                              (Y) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                              (Z) arranging for the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

                              (AA)  the duty to notify Noteholders and the
                        Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                              (BB)  the preparation and delivery of all
                        Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                              (CC) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                              (DD) the notification of the Rating Agencies, upon the failure of the Issuer or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

                              (EE)  the preparation and delivery to the
                        Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                              (FF)  the recording of the Indenture, if
                        applicable (Section 11.15); and

                        (ii)  The Administrator will:

                              (A) pay the Indenture Trustee and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee") from time to time reasonable compensation for all services rendered by the Indenture Trustee or Separate Trustee, as the case may be, under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                              (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee or any Separate Trustee upon its request

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                        for all reasonable expenses, disbursements and advances
                        incurred or made by the Indenture Trustee or Separate Trustee, as the case may be, in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct;

                              (C) indemnify the Indenture Trustee and any Separate Trustee and their respective agents for, and hold them harmless against, any Expenses (as defined below) incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Basic Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

                              (D) indemnify the Owner Trustee (including in its individual capacity) and its officers, directors, employees, successors, assigns, agents and servants as primary obligor from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable and documented costs, expenses and disbursements (including reasonable and documented legal fees and expenses and other amounts owed to the Owner Trustee pursuant to the Trust Agreement) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee in any way relating to or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee, except only that the Administrator shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01 of the Owner Trust Agreement. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Administrator, which approval shall not be unreasonably withheld.

                  (b)   Additional Duties of the Administrator.

                        (i)   In addition to the duties set forth in Section 1
                  (a)(i), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the

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                  Owner Trustee is required to take pursuant to the Related
                  Agreements. In furtherance thereof, the Owner Trustee shall on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                        (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.05 and 5.06 of the Owner Trust Agreement with respect to, among other things, accounting and reports to the Depositor.

                        (iii) As soon as practicable, but no later than seventeen months after the date of the final prospectus, the Administrator will cause the Indenture Trustee to make generally available to the Noteholders an earnings statement of the Issuer covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Notes and (ii) the effective date of the most recent post-effective amendment to the registration statement to become effective prior to the date of the final prospectus and, in each case, satisfying the provisions of Section 11(a) of the Securities Act (including Rule 158 promulgated thereunder).

                        (iv) The Administrator shall provide written notice to the Indenture Trustee upon notification to the Administrator that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement. Upon the receipt of such notification from the Clearing Agency, the Administrator shall use reasonable efforts to locate and appoint a qualified successor Clearing Agency.

                        (v) The Administrator shall have the duties of the Administrator specified in Section 10.02 of the Owner Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Owner Trust Agreement.

                        (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and

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                  shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (c)   Non-Ministerial Matters.

                        (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless authorized pursuant to the Basic Documents and within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have unreasonably withheld consent or shall not have provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                               (A) the amendment of or any supplement to the Indenture;

                               (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                               (C) the amendment, change or modification of the Related Agreements;

                               (D)   the appointment of successor Note
                        Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of a successor Administrator or a Successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                               (E)   the removal of the Indenture Trustee.

                        (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Related Agreements, (B) sell the Collateral pursuant to clause
                  (iv) of Section 5.04(a) of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

        Section 2.      Records.

                  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee with reasonable prior notice at any time during normal business hours. The Issuer and the Indenture Trustee shall, and shall cause their representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and

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except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations under the Indenture.

         Section 3.   Compensation.

                  As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation of $1,000 which shall be solely an obligation of the Servicer.

         Section 4.   Additional Information to be Furnished to the Issuer.

                  The Administrator shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Collateral as the Issuer or the Indenture Trustee shall reasonably request.

         Section 5.   Independence of the Administrator.

                  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         Section 6.   No Joint Venture.

                  Nothing contained in this Agreement shall (i) constitute the Administrator and any of the Issuer, the Owner Trustee or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 7.   Other Activities of Administrator.

                  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         Section 8.   Term of Agreement; Resignation and Removal of
Administrator.

                  This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

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                  (a)   Subject to Sections 8(d) and 8(e), the Administrator may
         resign its duties hereunder by providing the Issuer and the Indenture Trustee with at least 60 days' prior written notice.

                  (b) Subject to Sections 8(d) and 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                  (c) Subject to Sections 8(d) and 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                        (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 30 days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                        (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                        (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

                  The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

                  (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator acceptable to the Indenture Trustee shall have been appointed by the Issuer with the consent of the Indenture Trustee and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

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                  (e)   The appointment of any successor Administrator shall be
         effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         Section 9.     Action upon Termination, Resignation or Removal.

                  Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall be entitled to be paid the prorated portion of all fees and reimbursable expenses as set forth in Section 3 accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.08 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator. The Administrator's payment and indemnification obligations pursuant to this Agreement which arose as a result of Administrator's actions while acting as Administrator shall survive the termination of this Agreement and the resignation and removal of the Administrator.

         Section 10.    Notices.

                  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                  (a)   if to the Issuer or the Owner Trustee, to:

                  WORLD OMNI AUTO RECEIVABLES TRUST 2003-A, c/o U.S. Bank Trust National Association, 300 Delaware Avenue, Suite 813, Wilmington, Delaware 19801.

                  (b)   if to the Administrator, to:

                  WORLD OMNI FINANCIAL CORP., 190 Jim Moran Boulevard, Deerfield Beach, Florida 33442 Attention: Patrick Ossenbeck, Telecopy: (954) 429-2685

                  (c)   if to the Indenture Trustee, to:

                  The Bank of New York, 101 Barclay Street, 8 West, New York, New York 10286, Attention: John Bobko, Telecopy: 212-815-5544 or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         Section 11.    Amendments.

                  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the prior written consent of the Owner Trustee, but without the consent of the Noteholders, for the purpose of adding any provisions to or

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changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not, as so evidenced, upon the request of the Indenture Trustee, by an Officer's Certificate, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the parties hereto with the prior written consent of the Owner Trustee and the holders of Notes evidencing at least 50% of the Outstanding Amount of the Controlling Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, further, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

         Section 12.    Successors and Assigns.

                  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Owner Trustee and the Indenture Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Indenture Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that the Rating Agency Condition is satisfied and such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer, the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 13.    Governing Law.

                  This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York without regard any otherwise applicable conflict of law provisions.

         Section 14.    Headings.

                  The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 15.    Counterparts.

                  This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

         Section 16.    Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 17.    Not Applicable to WOFCO in Other Capacities.

                  Nothing in this Agreement shall affect any obligation WOFCO may have in any other capacity.

         Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

                  (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by U.S. Bank Trust National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall U.S. Bank Trust National Association, in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII, of the Owner Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York, as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         Section 19.    Third- Party Beneficiary.

                  The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         Section 20.    Nonpetition Covenants.

                  (a) Notwithstanding any prior termination of this Agreement, each party hereto shall not, at any time, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, each party hereto shall not, solely in its capacity as a creditor of the Seller, at any time, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                                  *  *  *  *  *

                                                                  EXECUTION COPY

                  IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

                                         WORLD OMNI AUTO RECEIVABLES TRUST
                                         2003-A, as Issuer

                                         By: U.S. BANK TRUST NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity but solely as Owner Trustee

                                         By:    /s/ Nancie J. Arvin
                                              -----------------------------
                                         Name:  Nancie J. Arvin
                                         Title: Vice President

                                         WORLD OMNI AUTO RECEIVABLES LLC, as
                                         Seller

                                         By:    /s/ Alan Kirschenbaum
                                              -----------------------------
                                         Name:  Alan Kirschenbaum
                                         Title: Assistant Treasurer

                                         THE BANK OF NEW YORK, as Indenture
                                         Trustee

                                         By:    /s/ John Bobko
                                              -----------------------------
                                         Name:  John Bobko
                                         Title: Assistant Vice President

                                         WORLD OMNI FINANCIAL CORP., as
                                         Administrator

                                         By:    /s/ Alan Kirschenbaum
                                              -----------------------------
                                         Name:  Alan Kirschenbaum
                                         Title: Assistant Treasurer




                                                        Administration Agreement

                                                                       EXHIBIT A

                            FORM OF POWER OF ATTORNEY

STATE OF ______________     )
COUNTY OF _____________     )


                  KNOW ALL MEN BY THESE PRESENTS, that U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as owner trustee ("Owner Trustee") for the WORLD OMNI AUTO RECEIVABLES TRUST 2003-A (the "Trust"), does hereby make, constitute, and appoint WORLD OMNI FINANCIAL CORP. as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement, dated as of March 11, 2003, by and among the Trust, World Omni Financial Corp., as Administrator, World Omni Auto Receivables LLC, as Seller, and The Bank of New York, as Indenture Trustee, as such may be amended, supplemented or otherwise modified and in effect from time to time.

                  All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

EXECUTED this ___ day of ____________, ____

                                                 U.S. BANK TRUST NATIONAL
                                                 ASSOCIATION, not in its
                                                 individual capacity but
                                                 solely as Owner Trustee

                                                 By:   _________________________
                                                 Name:
                                                 Title:



                                                        Administration Agreement